UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 8, 2024
Enhabit, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41406	47-2409192
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6688 N. Central Expressway, Suite 1300, Dallas, Texas 75206
(Address of principal executive offices, including zip code)
(214) 239-6500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EHAB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.*
On May 8, 2024, Enhabit, Inc. (the “Company”) issued a press release reporting the financial results of the Company for the quarter ended March 31, 2024 (the “Earnings Press Release”). A copy of the Earnings Press Release is attached to this report as Exhibit 99.1 and incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.*
Earnings Supplemental Information
A copy of the supplemental information which will be discussed during the Company’s earnings call at 10:00 a.m. Eastern Time on Thursday, May 9, 2024, is attached to this report as Exhibit 99.2 and incorporated herein by reference.
Strategic Alternatives Process
On May 8, 2024, the Company issued a press release announcing the conclusion of its review of strategic alternatives, first announced in August 2023 (the “Strategic Alternatives Press Release”). The Strategic Alternatives Press Release is attached to this report as Exhibit 99.3 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description
99.1	Earnings Press Release of Enhabit, Inc., dated May 8, 2024.*
99.2	Supplemental information provided in connection with the first quarter 2024 earnings call of Enhabit, Inc.*
99.3	Strategic Alternatives Press Release of Enhabit, Inc., dated May 8, 2024.*
104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

* The information in Item 2.02 and 7.01, including Exhibit 99.1 and Exhibit 99.2, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be incorporated into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified as being incorporated therein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENHABIT, INC.
By:	/s/ Dylan C. Black
	Name:	Dylan C. Black
	Title:	General Counsel
Dated: May 8, 2024